                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549



                                      FORM 8-K



                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (Date of earliest event reported): FEBRUARY 2, 1999



                               TOWER AUTOMOTIVE, INC.
               (Exact Name of Registrant as Specified in its Charter)


                                      DELAWARE
                   (State or Other Jurisdiction of Incorporation)



        1-12733                                      41-1746238
(Commission File Number)                (I.R.S. Employer Identification No.)


                   4508 IDS CENTER, MINNEAPOLIS, MINNESOTA  55402
               (Address of Principal Executive Offices) (Zip Code)


                                   (612) 342-2310
                (Registrant's Telephone Number, Including Area Code)



                                   NOT APPLICABLE
           (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   OTHER EVENTS

     On February 2, 1999, the Registrant issued a press release disclosing its fourth quarter operating results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS

          Press release dated February 2, 1999 - Tower Automotive, Inc., Announces Increased Fourth-Quarter and Year-End Results
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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TOWER AUTOMOTIVE, INC.



DATE:  FEBRUARY 3, 1999            BY:/s/ANTHONY A. BARONE
                                      ----------------------------------------
                                   NAME:  ANTHONY A. BARONE
                                   TITLE:  VICE PRESIDENT AND CHIEF FINANCIAL
                                           OFFICER (PRINCIPAL ACCOUNTING AND
                                           FINANCIAL OFFICER)